                                                                       Exhibit 3
                                                                       ---------

     Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Microcide Pharmaceuticals, Inc.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     Executed this 2nd day of November, 2001.

                                         SCHRODER VENTURE MANAGERS LIMITED


                                         By: /s/ Nicola Lawson, Gary Carr
                                             ---------------------------------
                                         Title: Directors
                                                ------------------------------


                                         SCHRODER VENTURES INTERNATIONAL LIFE
                                         SCIENCES FUND II LP1 by Schroder
                                         Venture Managers Inc. as General
                                         Partner


                                         By: /s/ Nicola Lawson, Gary Carr
                                             ---------------------------------
                                         Title: Directors and Vice Presidents
                                                ------------------------------


                                         SCHRODER VENTURES INTERNATIONAL LIFE
                                         SCIENCES FUND II LP2 by Schroder
                                         Venture Managers Inc. as General
                                         Partner


                                         By: /s/ Nicola Lawson, Gary Carr
                                             ---------------------------------
                                         Title: Directors and Vice Presidents
                                                ------------------------------


                                         SCHRODER VENTURES INTERNATIONAL LIFE
                                         SCIENCES FUND II LP3 by Schroder
                                         Venture Managers Inc. as General
                                         Partner


                                         By: /s/ Nicola Lawson, Gary Carr
                                             ---------------------------------
                                         Title: Directors and Vice Presidents
                                                ------------------------------


                                         SCHRODER VENTURES INTERNATIONAL LIFE
                                         SCIENCES FUND II STRATEGIC PARTNERS
                                         L.P. by Schroder Venture Managers Inc.
                                         as General Partner


                                         By: /s/ Nicola Lawson, Gary Carr
                                             ---------------------------------
                                         Title: Directors and Vice Presidents
                                                ------------------------------


                                         SCHRODER VENTURES INTERNATIONAL LIFE
                                         SCIENCES FUND GROUP CO-INVESTMENT
                                         SCHEME by Sitco Nominees Ltd. VC 01903


                                         By: /s/ Gary Carr and Peter Everson
                                             ---------------------------------
                                         Title: Directors
                                                ------------------------------

                                              /s/ Peter Everson
                                         -------------------------------------
                                         Peter Everson, in his capacity as
                                         director of Schroder Venture Managers
                                         Limited


                                                /s/ Deborah Speight
                                         -------------------------------------
                                         Deborah Speight, in her capacity as
                                         director of Schroder Venture Managers
                                         Limited


                                                /s/ Nicola Lawson
                                         -------------------------------------
                                         Nicola Lawson, in her capacity as
                                         director of Schroder Venture Managers
                                         Limited


                                                /s/ Gary Carr
                                         -------------------------------------
                                         Gary Carr, in his capacity as director
                                         of Schroder Venture Managers Limited